UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.         )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Sec. 240.14a-12

KAYNE ANDERSON MLP INVESTMENT COMPANY

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transactions applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐ Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:

2.	Form, Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

KAYNE ANDERSON MLP INVESTMENT COMPANY

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

August     , 2015

Dear Stockholder:

You are cordially invited to attend the combined special meeting of stockholders of Kayne Anderson MLP Investment Company (“KYN”) and Kayne Anderson Energy Total Return Fund, Inc. (“KYE” and together with KYN, the “Companies”) to be held on                  , 2015 at 8:00 a.m., Central Time, at the Companies’ principal executive offices located at 811 Main Street, 14th Floor, Houston, Texas 77002.

Stockholders of KYN are being asked to approve a new investment management agreement (the “New KYN Agreement”) with KA Fund Advisors, LLC (the “Adviser”). Stockholders of KYE are being asked to approve a new investment management agreement (the “New KYE Agreement”) with the Adviser (the New KYN Agreement and the New KYE Agreement, the “New Agreements”). The Adviser currently serves as the investment adviser to each Company under a separate investment management agreement with such Company (together, the “Current Agreements”).

We are pleased and excited to have announced recently that the Adviser and its parent company, Kayne Anderson Capital Advisors, L.P., together with certain owners and affiliates, have entered into a business combination and merger agreement with certain subsidiaries of Ares Management, L.P. (those subsidiaries, collectively, “Ares”). The resulting business combination (the “Transaction”), when consummated, will cause each of the Current Agreements to terminate. In order for the management of each Company to continue uninterrupted after the consummation of the Transaction, we are asking stockholders of each Company to approve the New Agreements. Each proposed New Agreement has substantively the same terms as the corresponding Current Agreement. Subject to obtaining stockholder approval of the applicable New Agreement for each Company, the Adviser would continue to act as the investment adviser to each Company, with no break in the continuity of its investment advisory services to the Company.

The Board of Directors of KYN has voted unanimously to approve the New KYN Agreement, believes that it is in the best interests of KYN and the KYN stockholders and recommends that the KYN stockholders vote in favor of the New KYN Agreement as stated in the enclosed proxy statement (the “Proxy Statement”).

The Board of Directors of KYE has voted unanimously to approve the New KYE Agreement, believes that it is in the best interests of KYE and the KYE stockholders and recommends that the KYE stockholders vote in favor of the New KYE Agreement as stated in the Proxy Statement.

The Proxy Statement describes the voting process for the proposals. We ask you to read the Proxy Statement carefully and vote in favor of the proposal on which you are eligible to vote. The proxy votes will be reported at the special meeting of stockholders scheduled for             , 2015. Please authorize your proxy via the internet, phone or mail as soon as possible. Specific instructions for these voting options are found on the enclosed proxy voting form.

Sincerely, Kevin S. McCarthy Chairman of the Board of Directors, CEO and President of KYN and KYE

Appendix A-1     Proxy Materials for KYN

Appendix A-3     Proxy Materials for KYE

Appendix B-1     New KYN Investment Management Agreement

Appendix B-2     New KYE Investment Management Agreement

Appendix C-1     List of Greater Than 5% Stockholders of KYN

Appendix C-2     List of Greater Than 5% Stockholders of KYE

KAYNE ANDERSON MLP INVESTMENT COMPANY

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

811 Main Street, 14th Floor

Houston, Texas 77002

(877) 657-3863

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON                  , 2015

To the Stockholders of:	Kayne Anderson MLP Investment Company Kayne Anderson Energy Total Return Fund, Inc.

NOTICE IS HEREBY GIVEN that a SPECIAL MEETING OF STOCKHOLDERS (the “Meeting”) of Kayne Anderson MLP Investment Company, a Maryland corporation (“KYN”), and Kayne Anderson Energy Total Return Fund, Inc., a Maryland corporation (“KYE” and together with KYN, the “Companies”), will be held on             , 2015 at 8:00 a.m., Central Time, at the Companies’ principal executive offices located at 811 Main Street, 14th Floor, Houston, Texas 77002, for the following matters as more fully described in the accompanying proxy statement:

1.	For KYN: To consider and vote on a new investment management agreement between KYN and KA Fund Advisors, LLC, KYN’s current investment adviser;

2.	For KYE: To consider and vote on a new investment management agreement between KYE and KA Fund Advisors, LLC, KYE’s current investment adviser.

Stockholders of record of each Company at the close of business on                  , 2015 (the “Record Date”) are entitled to notice of, and to vote on, the applicable proposals at the Meeting (or any adjournment or postponement thereof).

As a stockholder of a Company, you are asked to attend the Meeting either in person or by proxy. If you are unable to attend the Meeting in person, we urge you to authorize a proxy to vote your shares by proxy. You can do this by completing, signing, dating, and promptly returning the enclosed proxy card in the enclosed postage-prepaid envelope, by telephone or electronically on the internet. Specific instructions for each option are found on the enclosed proxy form. By promptly authorizing a proxy to vote your shares, you will help to assure a quorum at the Meeting and avoid the delay, expense and distraction associated with further solicitation. Authorizing a proxy to vote your shares will not prevent you from voting your shares at the Meeting if you decide to attend in person. You may revoke your proxy and change your vote irrespective of the method (i.e., internet, telephone or mail) by which you originally authorized a proxy to vote by delivering a later-dated proxy or by voting at the Meeting.

PLEASE RETURN YOUR PROXY CARD PROMPTLY

IN ACCORDANCE WITH THE INSTRUCTIONS NOTED ON THE ENCLOSED PROXY CARD.

By Order of the Board of Directors of the Companies DAVID J. SHLADOVSKY Secretary

Dated: August     , 2015

THE KYN BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” APPROVAL

OF THE NEW KYN INVESTMENT MANAGEMENT AGREEMENT, AND THE KYE BOARD

OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE NEW KYE

INVESTMENT MANAGEMENT AGREEMENT. YOUR VOTE IS

IMPORTANT REGARDLESS OF HOW MANY SHARES THAT YOU OWN.

ANSWERS TO SOME IMPORTANT QUESTIONS ABOUT THE SPECIAL MEETING

The following Q&A is intended to address some commonly asked questions regarding the Special Meeting of Stockholders (the “Meeting”). These questions and answers may not address all questions that may be important to you as a stockholder of Kayne Anderson MLP Investment Company (“KYN”) or of Kayne Anderson Energy Total Return Fund, Inc. (“KYE” and together with “KYN, the “Companies”). The information in this Q&A summarizes information that is included in more detail in the combined proxy statement (the “Proxy Statement”). We urge you to read the entire Proxy Statement carefully, including the documents we refer to therein, which are attached as appendices to the Proxy Statement.

Q.	What am I being asked to vote “For” in this proxy?

A.	At the Meeting of the stockholders of KYN and KYE, stockholders of KYN are being asked to consider and vote to approve a new investment management agreement (the “New KYN Agreement”) with KA Fund Advisors, LLC (the “Adviser”), and stockholders of KYE are being asked to consider and vote to approve a new investment management agreement (the “New KYE Agreement”) with the Adviser (the New KYE Agreement and the New KYN Agreement, the “New Agreements”).

Q.	Why am I being asked to approve a New Agreement for each Company?

A.	As required by the Investment Company Act of 1940, as amended (the “Investment Company Act”), each Company’s current investment management agreement with the Adviser automatically terminates if the Adviser experiences a change in control. In effect, this provision requires a fund’s stockholders to vote on a new investment management agreement whenever the ownership of the fund’s investment adviser changes significantly. The proposed change in ownership of the Adviser (the “Transaction”) will trigger a termination of each Company’s current investment management agreement. See “Proposals: Approval of a New Investment Management Agreement with the Adviser for each Company” in the combined Proxy Statement.

Q.	Will the proposed New Agreements affect the portfolio management and strategy of the Companies?

A.	No. If the New Agreements are approved, the Adviser will continue to serve as each Company’s investment adviser with no change to the portfolio management, investment objectives and policies or investment processes of the Companies, and the current Co-Portfolio Managers for the Companies (Messrs. Kevin S. McCarthy and John C. Frey) will continue to be responsible for the investment management of each Company’s portfolio. In addition, each Company will retain its current name and ticker symbol.

Q.	Are there meaningful differences between the Companies’ current investment management agreements (the “Current Agreements”) and the New Agreements?

A.	No. The proposed New Agreements are substantially identical to the Current Agreements, except for the commencement and renewal dates. The amount of the management fee paid to the Adviser by each Company under its Current Agreement will not change under the New Agreement. Neither Company expects approval of the applicable New Agreement to negatively impact the level, nature or quality of services provided to such Company or its stockholders by the Adviser.

Q.	What are the terms of the Transaction?

A.

The Adviser and its parent company, Kayne Anderson Capital Advisors, L.P. (“KACALP” and, together with the Adviser, “Kayne Anderson”), together with certain owners and affiliates, have entered into a business combination and merger agreement (the “Merger Agreement”) with Ares Holdings L.P. (“Ares

Holdings”), and Ares Investments L.P. (“Ares Investments” and, together with Ares Holdings, “Ares”), which are subsidiaries of Ares Management, L.P. (“Ares Management”). The Transaction would result in both KACALP and the Adviser becoming indirect subsidiaries of Ares Management.

The consideration to be paid to the owners of the Adviser and KACALP in the Transaction will consist of partnership interests (the “Ares Operating Group Units”) in each of Ares Holdings, Ares Investments, Ares Domestic Holdings, L.P., Ares Offshore Holdings L.P. and Ares Real Estate L.P. (collectively, the “Ares Operating Group Entities”) and cash consideration, in each case, subject to certain potential adjustments as set forth in the Merger Agreement. Ares may elect to deliver to the owners of the Adviser and KACALP additional Ares Operating Group Units, in lieu of a portion of the cash consideration. Assuming a full exchange of Ares Operating Group Units (or additional Ares Operating Group Units if Ares exercises its option in full to deliver additional Ares Operating Group Units in lieu of cash) for common units of Ares Management, L.P. (“Common Units”) and the exchange of all other outstanding Ares Operating Group Units for Common Units, the Ares Operating Group Units will represent approximately 31% (or 34% if Ares exercises such option in full) of the Common Units outstanding as of July 23, 2015.

The Transaction is expected to close on or about January 1, 2016, subject to the satisfaction or waiver of various closing conditions, which include receipt of various consents (including stockholder approval of the applicable New Agreement for each Company) and required regulatory approvals and other customary closing conditions. The Merger Agreement provides for certain customary termination rights, including, among others, termination rights upon denial of certain required regulatory approvals or upon certain material breaches of representations, warranties or covenants and an outside termination date of March 31, 2016.

Q.	Who is Ares Management?

A.	Ares Management is a publicly traded, global alternative asset management firm with approximately $87 billion of assets under management as of March 31, 2015 and approximately 800 employees in over 15 offices across the United States, Europe and Asia. Ares Management offers its investors a range of investment strategies and seeks to deliver attractive performance to its growing investor base that includes over 600 direct institutional relationships and a significant retail investor base across its publicly traded and sub-advised funds. Since its inception in 1997, Ares Management has adhered to a disciplined investment philosophy that focuses on delivering strong risk-adjusted investment returns through market cycles. Ares Management believes each of its four distinct but complementary investment groups in Tradable Credit, Direct Lending, Private Equity and Real Estate is a market leader based on assets under management and investment performance.

Q.	Why should I vote “For” the New Agreements?

A.	The Board of Directors of each Company believes the approval of the applicable New Agreement would be in the best interests of each Company and the stockholders of each Company. Approval of the New Agreements would allow the management of each Company to continue uninterrupted after the consummation of the Transaction. In addition, there may be additional benefits associated with the Transaction that could potentially include:

•

By combining with Ares, the Adviser would become part of a publicly traded firm, which will enhance the Adviser’s ability to retain key investment professionals. As part of the Transaction, the Adviser’s professionals will receive equity interests in Ares Management, or equity interests in certain subsidiaries thereof that are exchangeable for equity interests in Ares Management. These equity interests will be subject to certain forfeiture provisions upon resignation or certain other terminations of employment, and certain of the professionals who receive such interests will enter into non-compete agreements. We believe equity ownership in Ares Management will result in an alignment of interests between such professionals and the Adviser and serve as a powerful tool to incentivize and retain key employees.

•

As part of a much larger, more diversified investment organization, the Adviser will potentially have regular access to significantly broader areas of expertise and market intelligence, such as the domestic and international credit markets, private equity markets and real estate markets. Exposure to this expertise and market intelligence potentially will make the Adviser a better informed investor.

•

The Companies will potentially benefit from the Adviser’s being part of a much larger organization with greater resources. For example, after the Transaction, the Adviser and KACALP would have access to a much more robust corporate team (finance, accounting and corporate development) with in-depth expertise to support the Adviser’s professionals. We expect that Ares can also support the Adviser and the Companies with a robust sales force and investor relations effort.

Importantly, we do not expect any adverse effects to the Companies or their stockholders as a result of the approval of the New Agreements. The terms of the New Agreements would be substantially identical to the Current Agreements (other than the commencement and renewal dates), and any applicable existing advisory fee waivers would remain in place for the initial two-year term of the New Agreements.

Q.	What will happen if the New Agreements are not approved?

A.	If the applicable New Agreement is not approved with respect to a Company, the applicable Current Agreement would automatically terminate on the consummation of the Transaction without a replacement agreement to take effect. In that event, the Board of Directors would consider various alternatives, such as again seeking stockholder approval of the applicable New Agreement or of a different agreement, allowing the Adviser to manage the affected Company at cost for a temporary period, hiring a transition manager or new manager, seeking stockholder approval of a reorganization or liquidating such Company. Alternatively, Ares may determine not to proceed with consummation of the Transaction if the New Agreements are not approved.

Q.	Who will pay for the costs and expenses of the Meeting?

A.	The Adviser and Ares will bear all costs and expenses associated with the Transaction, including the costs of holding the Meeting, the costs of this proxy solicitation and the incremental costs of mailing the Proxy Statement to stockholders of record as of the close of business on the record date. If the Transaction is consummated, Ares will bear the expenses related to obtaining stockholder approval from the respective Companies related to the Transaction, including proxy solicitation, printing, mailing, vote tabulation and other proxy soliciting expenses, legal fees, and out-of-pocket expenses, in each case, subject to the terms of the Merger Agreement. If the Transaction is not consummated, Kayne Anderson and Ares, and/or their affiliates will each bear 50% of these costs, subject to the terms of the Merger Agreement. In either case, the Companies will not bear any of these costs.

Q.	Are any changes anticipated to either Company’s Board of Directors?

A.	No. Kevin S. McCarthy will continue to serve as Chairman of the Board of Directors of each Company, and each of the Company’s current independent directors will remain a member of each Company’s Board.

Q.	How does each Company’s Board of Directors suggest that I vote?

A.	The Board of Directors of KYN unanimously recommends that you vote “FOR” approval of the New KYN Agreement, and the Board of Directors of KYE unanimously recommends that you vote “FOR” approval of the New KYE Agreement.

Q.	How can I vote?

A.	You can authorize a proxy to vote your shares on the internet, by telephone or by completing, signing and dating your proxy or voting instruction card, and mailing it in the enclosed envelope. Specific instructions for these voting options are found on the enclosed proxy voting form. You also may vote in person if you are able to attend the Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Meeting, you must obtain from the record holder a valid proxy issued in your name. However, even if you plan to attend the Meeting, we urge you to authorize your proxy to vote your shares on the internet, by telephone or by mail. That will ensure that your vote is counted should your plans change.

Q.	Who can help answer my questions?

A.	If you would like additional copies, without charge, of the Proxy Statement or if you have questions about the proposal to approve the KYN Agreement or the proposal to approve the KYE Agreement, including the procedures for voting your shares, please contact our proxy solicitor:

1- - - (call collect)
1-800- - (toll free)
proxy@.com (email)

KAYNE ANDERSON MLP INVESTMENT COMPANY

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

811 Main Street, 14th Floor

Houston, Texas 77002

(877) 657-3863

COMBINED PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

                    , 2015

Introduction

This combined proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by or on behalf of the Board of Directors (the “Board”) of Kayne Anderson MLP Investment Company, Inc. (“KYN” or a “Company”) and the Board of Directors (also a “Board” and, together with the Board of KYE, the “Boards”) of Kayne Anderson Energy Total Return Fund, Inc. (“KYE” or a “Company” and together with KYE, the “Companies”), each a Maryland corporation, for use at the Special Meeting of Stockholders (the “Meeting”) to be held on                     , 2015 at 8:00 a.m., Central Time, at the Companies’ principal executive offices located at 811 Main Street, 14th Floor, Houston Texas 77002. This Proxy Statement, Notice of Special Meeting of Stockholders and the accompanying form of proxy card are expected to be first sent or given to stockholders of record as of the close of business on the record date of the Companies on or about August    , 2015.

Each of KYN and KYE is a diversified, closed-end investment management company, as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), and is listed on the New York Stock Exchange under the symbol KYN and KYE, respectively. The principal executive offices of the Companies are located at 811 Main Street, 14th Floor, Houston, Texas 77002.

KA Fund Advisors, LLC (the “Adviser”), a subsidiary of Kayne Anderson Capital Advisors, L.P. (“KACALP” and together with the Adviser, “Kayne Anderson”), externally manages and advises each Company pursuant to an investment management agreement. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Kayne Anderson is a leading investor in both public and private energy companies. Kayne Anderson may be contacted at the address listed above as the principal executive offices of the Companies.

Summary Information

This Proxy Statement sets forth the information that each Company’s stockholders should know to evaluate each of the following proposals. The following table presents a summary of the proposals for each Company and the stockholders of the Company whose votes are being solicited with respect to each proposal. Please refer to the discussion of each proposal in this Proxy Statement for information regarding votes required for the approval of each proposal. See “Proposals: Approval of a New Investment Management Agreement with the Adviser for each Company – Vote Required and Recommendation.”

Fund	Proposals	Who votes on the proposals?
KYN	1. To consider and vote on KYN’s new investment management agreement by and between KYN and KA Fund Advisors, LLC, its current investment adviser (the “New KYN Agreement”).	The holders of KYN’s Common Stock and Preferred Stock, voting together as a single class.

Fund	Proposals	Who votes on the proposals?
KYE	2. To consider and vote on KYE’s new investment management agreement by and between KYE and KA Fund Advisors, LLC, its current investment adviser (the “New KYE Agreement”).	The holders of KYE’s Common Stock and Preferred Stock, voting together as a single class.

Record Date; Shares Entitled to Vote

KYN

Only holders of record of the common stock of KYN, par value $.001 per share (the “KYN Common Stock”), and the mandatory redeemable preferred stock of KYN, $25.00 liquidation value per share (the “KYN Preferred Stock”), as of the Record Date (as defined below) are entitled to notice of, and to vote at, the Meeting and any postponements or adjournments thereof. The KYN Common Stock and Preferred Stock are the only classes of voting securities of KYN at the close of business on     , 2015 (the “Record Date”).

On the Record Date, 111,201,735 shares of KYN     Common Stock and 20,960,000 shares of KYN Preferred Stock were issued and outstanding and held by and     holders of record, respectively. The holders of the KYN Common Stock and the KYN Preferred Stock vote together as a single class and are entitled to one vote per share at the Meeting for the KYN Proposal. Neither the KYN Common Stock nor the KYN Preferred Stock has cumulative voting rights.

KYE

Only holders of record of the common stock of KYE, par value $.001 per share (the “KYE Common Stock”), and the mandatory redeemable preferred stock of KYE, $25.00 liquidation value per share (the “KYE Preferred Stock”), as of the Record Date are entitled to notice of, and to vote at, the Meeting and any postponements or adjournments thereof. The KYE Common Stock and Preferred Stock are the only classes of voting securities of KYE at the close of business on the Record Date.

On the Record Date, 36,075,488 shares of KYE Common Stock and 4,800,000 shares of KYE Preferred Stock were issued and outstanding and entitled to vote and held by     and     holders of record, respectively. The holders of the KYE Common Stock and the KYE Preferred Stock vote together as a single class and are entitled to one vote per share at the Meeting for the KYE Proposal. Neither the KYE Common Stock nor the KYE Preferred Stock has cumulative voting rights.

On the Record Date, the following number of shares of KYN Common Stock and Preferred Stock and KYE Common Stock and Preferred Stock were outstanding and entitled to vote together as one class.

	Shares Outstanding
Class of Stock	KYN	KYE
Common Stock	111,201,735	36,075,488
Preferred Stock	20,960,000	4,800,000

Total Shares	132,161,735	40,875,488

Quorum and Adjournment; Required Vote

A quorum of the stockholders is necessary to hold a valid meeting. Under our bylaws, for each Company, the presence, in person or by proxy, of holders of shares entitled to cast a majority of the votes entitled to be cast constitutes a quorum for the purposes of the Meeting.

Abstentions and broker non–votes (where a broker or nominee does not exercise discretionary authority to vote on a matter and has not received instructions from the beneficial owner), if any, will be counted for purposes of determining whether a quorum is present at the Meeting. See Introduction: “Voting of Proxies”; “How Proxies Will Be Voted” and “Abstentions and Broker Non-Votes.”

KYN	The affirmative vote of a “majority of the outstanding voting securities” of KYN present in person or by proxy and voting is necessary to approve the New KYN Agreement.

KYE	The affirmative vote of a “majority of the outstanding voting securities” of KYE present in person or by proxy and voting is necessary to approve the New KYE Agreement.

A “majority of the outstanding voting securities” of the Company, as defined in the Investment Company Act, means the affirmative vote of the lesser of (i) 67% or more of the voting securities of the Company present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy at the Meeting or (ii) more than 50% of the outstanding voting securities of the Company.

If there are not sufficient votes for a quorum, or if a quorum is present, but sufficient votes in favor of the KYN Proposal or the KYE Proposal are not received by the time scheduled for the Meeting, the Chairman of the Meeting may adjourn the Meeting or, with respect to the proposal which does not have sufficient votes, adjourn the portion of the Meeting to permit further solicitation of proxies, to a date not more than 120 days after the original Record Date without notice other than announcement at the Meeting.

Under Maryland law, the only matters that may be acted on at a special meeting of stockholders are those stated in the Notice of Special Meeting. Accordingly, other than procedural matters relating to the proposals, no other business may properly come before the Meeting. Should any procedural matter requiring a vote of stockholders arise, it is the intention of the persons named in the proxy to vote in accordance with their discretion on such procedural matters.

Voting of Proxies; How Proxies Will Be Voted

Whether you are a KYN or KYE stockholder of record or hold your shares in “street name” through a broker, bank, trustee or other nominee, you may vote your shares or authorize a proxy to vote your shares in one of the following ways:

At the Meeting — If you are a stockholder of record of a Company, you may vote in person by attending the Meeting and submitting a ballot. If your shares of KYN or KYE Common Stock or Preferred Stock are held in “street name” through a broker, bank, trustee or other nominee, you may vote in person at the Meeting only if you first obtain a legal proxy from the broker, bank, trustee or other nominee that holds your shares giving you the right to vote the shares. Under a legal proxy, the broker, bank, trustee or other nominee confers all of its legal rights as a record holder to grant proxies or to vote at the Meeting.

You will need proof of ownership of KYN or KYE Common Stock and/or Preferred Stock, as well as a form of personal photo identification, to enter the Meeting. In addition, if your shares are held in street name, you must also present your legal proxy from your broker, bank, trustee or other nominee to be admitted to the Meeting. Even if you plan to attend the Meeting, we recommend that you also authorize a proxy to vote your shares by mail, telephone or the internet as described below so that your vote will be counted if you later decide not to attend the Meeting.

By Internet — KYN or KYE stockholders may submit proxies over the internet. Instructions for doing so are provided along with your proxy card or voting instruction form. If you authorize a proxy to vote your shares on the internet, please do not mail in your proxy card. Subject to rules relating to broker non-votes, your internet authorization will authorize the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

By Telephone — KYN or KYE stockholders may authorize a proxy by telephone. Instructions for doing so are provided along with your proxy card or voting instruction form. If you authorize a proxy to vote your shares by telephone, please do not mail in your proxy card. Subject to rules relating to broker non-votes, your telephone authorization will authorize the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

By Mail — KYN or KYE stockholders may sign and date the proxy card or voting instruction form received with this Proxy Statement and mail it in the enclosed prepaid and addressed envelope. If you mark your choices on the card or voting instruction form, your shares will be voted as you instruct.

All shares represented by properly executed proxies received in time for the Meeting will be voted at the Meeting in accordance with the instructions of the stockholder. Properly executed proxies that do not contain voting instructions will be voted “FOR” the approval of the New KYN Agreement or “FOR” the approval of the New KYE Agreement, as applicable.

If you do not return your broker’s, bank’s, trustee’s or other nominee’s voting form, provide voting instructions via the internet or telephone through your broker, bank, trustee or other nominee, if possible, or attend the Meeting and vote in person with a proxy from your broker or nominee, it will have the same effect as if you voted “AGAINST” the adoption of the New KYN Agreement or “AGAINST” the adoption of the New KYE Agreements, as applicable.

Revocability of Proxies

If you have sent a proxy directly to KYN or KYE, you may revoke your proxy and change your vote irrespective of the method (i.e., internet, telephone or mail) by which you originally authorized a proxy to vote your shares by delivering a later-dated proxy or by voting at the Meeting. The later-dated proxy may be delivered by internet, telephone or mail and need not be delivered by the same means used in delivering the to-be-revoked proxy. You may do this at a later date or time by:

•	submitting a proxy by telephone or on the internet (your latest internet or telephone proxy will be counted);

•	signing and delivering a proxy card with a later date; or

•	voting at the Meeting. (If you hold shares beneficially through a broker, bank, trustee or other nominee, you must bring a legal proxy from the record holder in order to vote at the Meeting.)

If you are a registered stockholder, you may obtain a new proxy card by contacting the KYN and KYE Corporate Secretary at 811 Main Street, 14th Floor, Houston, Texas 77002, telephone (877) 657-3863.

If your shares are held by a broker, bank, trustee or other nominee, you may obtain a new voting instruction form by contacting your broker, bank, trustee or other nominee. If you sign and date the proxy card or the voting instruction form and submit it in accordance with the accompanying instructions and in a timely manner, any earlier proxy card or voting instruction form will be revoked and your choices on the proxy card or voting instruction form will be voted as you instruct.

Attendance at the Meeting will not in itself constitute the revocation of a proxy. A stockholder may revoke a proxy by filing a written notice of revocation with the Secretary of the applicable Company before or at the Meeting.

Abstentions and Broker Non-Votes

Stockholders that abstain from voting on a particular matter and shares held in “street name” by brokers or nominees who indicate on their proxies that they have not received voting instructions from the beneficial owner and do not have discretionary authority to vote such shares as to a particular matter, a broker non-vote, will not be counted as votes in favor of such matter. For purposes of determining the presence of a quorum, abstentions will be counted as shares present and broker non-votes (where a broker or nominee does not exercise discretionary authority to vote on a matter and has not received voting instructions from the beneficial owner), if any, will also be counted as shares present. Abstentions and broker non-votes will have the same effect as votes “AGAINST” the adoption of the New KYN Agreement or the New KYE Agreement.

Expenses and Solicitation of Proxies

For each Company, the expenses of preparing, printing and mailing the enclosed proxy card, the accompanying notice and this Proxy Statement, tabulation expenses and all other costs in connection with the solicitation of proxies will be borne by Kayne Anderson and Ares. Kayne Anderson and Ares may also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the Companies’ shares. In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by each Company’s representatives, Kayne Anderson, each Company’s transfer agent, or by brokers or their representatives or by a solicitation firm that may be engaged by one or more of the Companies to assist it or them in proxy solicitations. The Companies have retained                     to be the proxy solicitor for the solicitation of proxies. The costs associated with all proxy solicitation firms are expected to be approximately $                    for KYN and $                    for KYE. The Companies will not pay any of their representatives or Kayne Anderson any additional compensation for their efforts to solicit proxies. If the Transaction is consummated, Ares will bear the expenses related to obtaining stockholder approval from the respective Companies related to the Transaction, including proxy solicitation, printing, mailing, vote tabulation, and other proxy soliciting expenses, legal fees, and out-of-pocket expenses, in each case, subject to the terms of the Merger Agreement. If the Transaction is not consummated, Kayne Anderson and Ares, and/or their affiliates will each bear 50% of these costs, subject to the terms of the Merger Agreement.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be held on     , 2015. This Proxy Statement, each of the Companies’ most recent annual reports and their most recent semi-annual reports succeeding such annual report, if any, are available on our website at http://www.kaynefunds.com/kyn/sec-filings for KYN and http://www.kaynefunds.com/kye/sec-filings for KYE. The Companies each will furnish, without charge, a copy of these documents to any stockholder upon request. Stockholders may obtain copies by contacting the Companies at 811 Main Street, 14th Floor, Houston, Texas 77002 or by calling (877) 657-3863.

PROPOSALS:

APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT WITH THE

ADVISER FOR EACH COMPANY

Stockholders of KYN are being asked to approve the New KYN Agreement with the Adviser. Stockholders of KYE are being asked to approve the New KYE Agreement with the Adviser (together, the New KYN Agreement and the New KYE Agreement, are referred to as the “New Agreements”).

The Adviser currently serves as the investment adviser to each Company under a separate investment management agreement with such Company (together, the “Current Agreements”). Each proposed New Agreement has substantially identical terms as the corresponding Current Agreement, except for the commencement and renewal dates.

The Adviser and its parent company, KACALP, together with certain owners and affiliates thereof, have entered into a business combination and merger agreement (the “Merger Agreement”) with Ares. The resulting business combination (the “Transaction”) would result in a change of ownership of the Adviser because it would become a subsidiary of Ares Management L.P. (“Ares Management”). That change of ownership is an assignment of the Current Agreements under the Investment Company Act and would cause automatic termination of those Agreements.

Subject to obtaining approval of the applicable New Agreement for each Company, the Adviser would continue to act as the investment adviser to each Company, with no break in the continuity of its investment advisory services to the Company. If approved, the New Agreements would take effect on the consummation of the change of control of the Adviser, as described below.

The Change of Control

The Adviser’s majority owner and parent company is KACALP. Officers of the Adviser own a minority interest in the Adviser. KACALP is controlled by its general partner, Kayne Anderson Investment Management, Inc., a Nevada corporation controlled by Richard Kayne. KACALP, the Adviser and certain of their owners and affiliates recently signed the Merger Agreement that would result in both KACALP and the Adviser becoming subsidiaries of Ares Management. The existing owners of the Adviser and KACALP will receive 94,736,842 partnership interests (the “Ares Operating Group Units”) in each of five subsidiaries of Ares Management and $750 million of cash consideration, in each case, subject to certain potential adjustments as set forth in the Merger Agreement. Ares may elect to deliver to such existing owners additional Ares Operating Group Units, as valued in the Merger Agreement, in lieu of up to $250 million in cash consideration. Assuming a full exchange of 94,736,842 Ares Operating Group Units (or 107,894,736 Ares Operating Group Units if Ares exercise its option in full to deliver additional Ares Operating Group Units in lieu of cash) for common units of Ares Management (“Common Units”) and the exchange of all other outstanding Ares Operating Group Units for Common Units, the Ares Operating Group Units will represent approximately 31% (or 34% if Ares exercise such option in full) of the outstanding Common Units as of July 23, 2015.

Ares Management is a global alternative asset manager with approximately $87 billion of assets under management as of March 31, 2015 and approximately 800 employees in over 15 offices across the United States, Europe and Asia. Ares Management offers its investors a range of investment strategies and seeks to deliver attractive performance to an investor base that includes over 600 direct institutional relationships and a significant retail investor base across its publicly traded and sub-advised funds. Since its inception in 1997, it has adhered to a disciplined investment philosophy that focuses on delivering strong risk-adjusted investment returns through market cycles. Ares Management believes each of its four distinct but complementary investment groups in Tradable Credit, Direct Lending, Private Equity and Real Estate is a market leader based on assets under management and investment performance. Common Units representing limited partner interests in Ares Management are traded on the NYSE under the symbol “ARES.” Ares Management’s Common Units began trading on the NYSE on May 2, 2014.

Subject to the approval of the New Agreement for KYN and KYE, the Adviser would continue to act as investment adviser to each Company. The Transaction is expected to close on or around January 1, 2016, subject to various customary closing conditions.

The Current Agreements

The Current KYN Agreement

With respect to KYN, the Current Agreement, which is technically identified as the Amended and Restated Investment Management Agreement, dated as of December 12, 2006 (the “Current KYN Agreement”), was approved by the stockholders of KYN on December 12, 2006, and later amended. Pursuant to the Current KYN Agreement, the Company pays a management fee, computed and paid quarterly at an annual rate of 1.375% of its average quarterly total assets less a fee waiver. On September 17, 2014, the Company renewed its agreement with the Adviser for a period of one year, though the Current KYN Agreement will automatically terminate in the event of its deemed assignment under the Investment Company Act resulting from the closing of the Transaction. In conjunction with this renewal, the Company amended and extended its separate fee waiver agreement with the Adviser for an additional one-year term expiring on December 11, 2015. The fee waiver agreement provides for a management fee of 1.375% on average total assets up to $4.5 billion, a fee of 1.25% on average total assets between $4.5 billion and $9.5 billion, a fee of 1.125% on average total assets between $9.5 billion and $14.5 billion, and a fee of 1.0% on average total assets in excess of $14.5 billion.

Under the Current KYN Agreement, the Adviser acts as the investment manager to the Company and supervises investments of the Company in accordance with the investment objectives, programs and restrictions of the Company as provided in the Company’s governing and disclosure documents or otherwise, and subject to such other limitations as the Board may impose from time to time in writing to the Manager. More specifically, the Adviser: (i) furnishes the Company with advice and recommendations with respect to the investment of the Company’s assets and the purchase and sale of portfolio securities for the Company; (ii) furnishes the Company with reports, statements and other data on securities, economic conditions and other pertinent subjects that the Board may reasonably request; (iii) manages the investments of the Company, subject to the ultimate supervision and direction of the Board; (iv) provides persons satisfactory to the Board to act as officers and employees of the Company; and (v) renders to the Board such periodic and special reports with respect to the Company’s investment activities as the Board may reasonably request. In addition, the Adviser devotes significant resources to ensure that the Company has adequate access to capital by maintaining relationships with banks and other institutional investors, as well as the ratings agencies, and by responsibly managing the Company’s leverage. The Adviser also provides all other services that are necessary for the administration of the Company’s business and affairs, or supervises third-party providers of such services. For example, the Adviser places orders for the purchase and sale of securities either directly with the issuer or with a broker or dealer selected by the Adviser, provides internal accounting, legal and compliance services and supervises the Company’s third-party custodian, transfer agent, accounting firms and law firms.

The Current KYN Agreement provides that the Adviser shall not be liable for any loss sustained by reason of the purchase, holding or sale of any security, except loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser of its obligations and duties.

With respect to the operation of the Company, the Adviser is responsible for the compensation of any of the Company’s directors, officers, and employees who are affiliates of the Adviser (but not the compensation of employees performing services in connection with expenses which are the Company’s responsibility) and providing office space and equipment reasonably necessary for the operation of the Company. The Company is responsible for payment of all of its expenses including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Company, including all fees and expenses of its custodian, stockholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its net asset value and of maintaining its books of account required under the Investment Company Act; exchange listing fees; taxes, if any; expenditures in connection with meetings of the Company’s stockholders and Board that are properly payable by the Company; salaries and expenses of officers and fees and expenses of directors or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser; expenses of the Adviser or of the Company’s directors, officers, and employees, including those who are affiliates of the Adviser, reasonably incurred in connection with arranging, structuring or administering proposed and existing investments for the Company, which may be allocated to the Company on an equitable basis; insurance premiums on property or personnel of the Company which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Company or other communications for distribution to existing stockholders; legal, auditing and accounting fees; expenses associated with borrowing or leverage by the Company; marketing, advertising and public/investor relations expenses; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing stockholder accounts, including all charges for transfer, stockholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Company, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses. To the extent the Adviser incurs any costs by assuming expenses that are an obligation of the Company as set forth herein, the Company shall promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear those expenses. To the extent the services for which the Company is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from the Company to the extent of the Adviser’s actual costs for providing such services.

Management Fees and Other Expenses Under the Current KYN Agreement

Under the Current KYN Agreement, the Company pays the Adviser a quarterly fee for providing investment advisory services. The following fees were paid to the Adviser for the fiscal year ended November 30, 2014, which includes the effect of the separate contractual fee waiver. Also shown are the contractual fee rates from the Current KYN Agreement.

Total Advisory Fees Paid for Fiscal Year Ended November 30, 2014 (net of fees waived or reduced)	Contractual Annual Fee Rate Giving Effect to Separate Contractual Fee Waiver
$95.8 million

1.375% on average total

assets up to $4.5 billion

1.25% on average total assets between

$4.5 billion and $9.5 billion

1.125% on average total assets between

$9.5 billion and $14.5 billion

1.0% on average total assets

in excess of $14.5 billion

1.34% effective annual rate net of fee waiver

for fiscal year ended November 30, 2014

Comparison of the Current KYN Agreement to the New KYN Agreement

The New KYN Agreement is substantially identical to the Current KYN Agreement as described above in all material respects, except for the commencement and renewal dates. The initial term of the New KYN Agreement would extend for two years from its effective date, after which it would continue from year to year subject to the same approval process as described above for the Current Agreement. A copy of the New KYN Agreement is attached to this Proxy Statement as Appendix B-1. The Board, together with the requisite number of independent directors (the “Independent Directors”), voted in person on July 8, 2015 to approve the New KYN Agreement. The Board is recommending to stockholders of the Company that they approve the New KYN Agreement. If the New KYN Agreement is approved by the stockholders of KYN, the Board and the Adviser have agreed to extend the contractual fee waiver for the same two-year term as the New KYN Agreement.

This discussion of the New KYN Agreement is qualified in its entirety by reference to Appendix B-1.

The Current KYE Agreement

With respect to KYE, the Current Agreement, dated as of June 27, 2005 (the “Current KYE Agreement”), was initially approved by the stockholders of KYE on June 27, 2005. Pursuant to the Current KYE Agreement, the Company pays a management fee, computed and paid monthly at an annual rate of 1.25% of its average monthly total assets. On September 17, 2014, the Company renewed its agreement with the Adviser for a period of one year, though the Current KYE Agreement will automatically terminate in the event of its deemed assignment under the Investment Company Act resulting from the closing of the Transaction.

Under the Current KYE Agreement, the Adviser acts as the investment manager to the Company and supervises investments of the Company in accordance with the investment objectives, programs and restrictions of the Company as provided in the Company’s governing and disclosure documents or otherwise, and subject to such other limitations as the Board may impose from time to time in writing to the Manager. More specifically, the Adviser: (i) furnishes the Company with advice and recommendations with respect to the investment of the Company’s assets and the purchase and sale of portfolio securities for the Company; (ii) furnishes the Company with reports, statements and other data on securities, economic conditions and other pertinent subjects that the Board may reasonably request; (iii) manages the investments of the Company, subject to the ultimate supervision and direction of the Board; (iv) provides persons satisfactory to the Board to act as officers and employees of the Company; and (v) renders to the Board such periodic and special reports with respect to the Company’s investment activities as the Board may reasonably request. In addition, the Adviser devotes significant resources to ensure that the Company has adequate access to capital by maintaining relationships with banks and other institutional investors, as well as the ratings agencies, and by responsibly managing the Company’s leverage. The Adviser also provides all other services that are necessary for the administration of the Company’s business and affairs, or supervises third-party providers of such services. For example, the Adviser places orders for the purchase and sale of securities either directly with the issuer or with a broker or dealer selected by the Adviser, provides internal accounting, legal and compliance services and supervises the Company’s third-party custodian, transfer agent, accounting firms and law firms.

The Current KYE Agreement provides that the Adviser shall not be liable for any loss sustained by reason of the purchase, holding or sale of any security, except loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser of its obligations and duties.

With respect to the operation of the Company, the Adviser is responsible for the compensation of any of the Company’s directors, officers, and employees who are affiliates of the Adviser (but not the compensation of employees performing services in connection with expenses which are the Company’s responsibility) and providing office space and equipment reasonably necessary for the operation of the Company. The Company is responsible for payment of all of its expenses including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Company, including all fees and expenses of its custodian, stockholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its net asset value and of maintaining its books of account required under the Investment Company Act; exchange listing fees; taxes, if any; expenditures in connection with meetings of the Company’s stockholders and Board that are properly payable by the Company; salaries and expenses of officers and fees and expenses of directors or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser; expenses of the Adviser or of the Company’s directors, officers, and employees, including those who are affiliates of the Adviser, reasonably incurred in connection with arranging, structuring or administering proposed and existing investments for the Company, which may be allocated to the Company on an equitable basis; insurance premiums on property or personnel of the Company which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Company or other communications for distribution to existing stockholders; expenses associated with borrowing or leverage by the Company; marketing, advertising and public/investor relations expenses; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing stockholder accounts, including all charges for transfer, stockholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Company, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses. To the extent the Adviser incurs any costs by assuming expenses that are an obligation of the Company as set forth herein, the Company shall promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear those expenses. To the extent the services for which the Company is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from the Company to the extent of the Adviser’s actual costs for providing such services.

Management Fees and Other Expenses Under the Current KYE Agreement

Under the Current KYE Agreement, the Company pays the Adviser a quarterly fee for providing investment advisory services. The following fees were paid to the Adviser for the fiscal year ended November 30, 2014. There were no applicable expense limitations or contractual fee waivers. Also shown is the contractual fee rate from the Current KYE Agreement.

Total Advisory Fees Paid for Fiscal Year Ended November 30, 2014	Contractual Annual Fee Rate
$20.2 million	1.25% on average total assets

Comparison of the Current KYE Agreement and the New KYE Agreement

The New KYE Agreement is substantially identical to the Current KYE Agreement as described above in all material respects, except for the commencement and renewal dates. The initial term of the New KYE Agreement would extend for two years from its effective date, after which it would continue from year to year subject to the same approval process as described above for the Current KYE Agreement. A copy of the New KYE Agreement is attached to this Proxy Statement as Appendix B-2. The Board, together with the requisite number of Independent Directors, voted in person on July 8, 2015 to approve the New KYE Agreement. The Board is recommending to stockholders of the Company that they approve the New KYE Agreement.

This discussion of the New KYE Agreement is qualified in its entirety by reference to Appendix B-2.

Board Actions, Considerations, and Recommendations

At an in-person meeting of each Board held on July 8, 2015 (the “Board Meeting”), the KYN Board and the KYE Board, including the Independent Directors, separately considered the approval of each New Agreement with the applicable Company. In determining to approve the New Agreements, each Board considered that it had most recently approved the continuation of the Current Agreements, the terms of which are substantially identical to the New Agreements, for an additional year at a meeting in September 2014.

During the course of each year and in connection with their consideration of the renewal of the Current Agreements, the Boards received various materials from the Adviser, including (i) information on the advisory personnel of the Adviser; (ii) information on the internal compliance procedures of the Adviser; (iii) comparative information showing how the respective Company’s fees and expenses compare to other registered investment companies that follow investment strategies similar to those of the Company; (iv) information regarding brokerage and portfolio transactions; (vi) comparative information showing how each Company’s performance compares to other registered investment companies that follow investment strategies similar to those of each Company; and (vii) information on any material legal proceedings or regulatory audits or investigations affecting the Companies or the Adviser.

Executives of the Adviser discussed preliminary information about the proposed Transaction with the Independent Directors during an executive session at a quarterly board meeting held on June 16, 2015.

Thereafter, and before the Board Meeting, the Adviser provided materials to the KYN and KYE Boards for their separate evaluation of each New Agreement in response to information requested by the Independent Directors, who were advised by independent legal counsel with respect to these and other relevant matters. The Independent Directors also met separately on June 25, 2015 and July 7, 2015 (before the full Board Meeting) with their independent legal counsel to consider and discuss the information provided. Representatives from the Adviser and Ares presented information to the Independent Directors and answered questions at a meeting on July 7, 2015. As a result of the meetings, the Independent Directors unanimously recommended approval of each New Agreement. Representatives from the Adviser attended the Board Meeting and presented additional oral and written information to the Boards to assist in their considerations.

Discussed below are certain of the factors considered by the KYN and KYE Boards in approving the New Agreements. This discussion is not intended to be all-inclusive. The respective Boards, including the Independent Directors, reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings and in various discussions with senior management of the Adviser relating specifically to the Transaction and the New Agreements. The approval determination was made on the basis of each Director’s business judgment after consideration of all the information taken as a whole. Individual Directors may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the contract review process.

Taking all of the information and deliberations into account, the Independent Directors reviewed various factors presented to them, the detailed information provided by the Adviser at the meeting and at other times throughout the year, and other relevant information and the following factors, none of which was dispositive in their decision whether to approve the Agreement:

The nature, extent, and quality of the services to be provided by the Adviser

The respective Boards, including the Independent Directors, considered the scope and quality of services that have been provided by the Adviser under the Current Agreements. The respective Boards, including the Independent Directors, considered the quality of the investment research capabilities of the Adviser and the other resources the Adviser has dedicated to performing services for the Companies, including the high caliber of portfolio managers and research analysts involved, the large and experienced team of investment, accounting, legal, trading and compliance professionals at the Adviser dedicated to the Companies, and the continued addition of professionals at the Adviser to broaden its coverage efforts. The respective Boards, including the Independent Directors, also considered the quality of other services, including the Adviser’s assistance in the coordination of the activities of some of each Company’s other service providers, the provision of certain administrative, compliance, reporting and financial services by the Adviser, the use of call options and the responsible handling of the leverage target. The respective Boards, including the Independent Directors, took note of the Adviser’s excellent track records in identifying and executing on key investment themes and in sourcing and negotiating private investments for the appropriate Company as well as the Companies’ best-in-class access to investments and capital markets due in part to the Adviser’s credibility with institutional investors. The respective Boards, including the Independent Directors, also considered the nature and quality of the services provided by the Adviser to the Companies in light of their experience as Directors of the Companies, their confidence in the Adviser’s integrity and competence gained from that experience and the Adviser’s responsiveness to questions, concerns or requests for information raised or made by them in the past. The respective Boards, including the Independent Directors, noted the high quality of services provided by the Adviser during periods when the market faces significant turmoil, including various current market challenges, as well as the Adviser’s efforts to maximize returns and its leadership position in the markets in which it invests. The respective Boards, including the

Independent Directors, discussed the scope of responsibilities of, and resources expected to be available to, the key investment management and other personnel of the Adviser after the Transaction closes. Based on information provided by the Adviser and Ares, the Independent Directors concluded that the Adviser has the quality and depth of personnel and investment methods essential to performing its duties under the Agreement, and should be able to sustain that quality and depth after the Transaction closes, and that the nature and the proposed cost of such advisory services would be fair and reasonable in light of the services expected to be provided.

Each Company’s performance under the management of the Adviser

The Independent Directors reviewed information pertaining to the performance of the Companies. This data compared each Company’s performance to the performance of certain other registered investment companies that follow investment strategies similar to those of the Company as well as its benchmark. The comparative information showed that the performance of each Company is satisfactory on an overall basis compared to other similar closed-end funds for various periods despite certain periods of lower relative performance against applicable peer groups. Based upon their review and consideration of applicable securities price indices, the Independent Directors concluded that each Company’s investment performance over time has been satisfactory compared to other closed-end funds that focus on investments in energy-related master limited partnerships (“MLPs”) and other energy companies, as applicable, and that each Company has generated strong returns for investors. Of particular note has been KYN’s relatively stronger stock price based on the premium to its net asset value per share compared to other closed-end funds in its peer group. The Independent Directors also reviewed information comparing the performance of the Companies with alternative fund structures following similar strategies, including exchange-traded funds and open-end funds, and concluded that the comparative information showed that the performance of each Company compares favorably for many periods to alternative MLP and comparable energy company fund structures. The Independent Directors noted that in addition to the information received for the Board Meeting, the Independent Directors also receive detailed performance information for the Companies at each regular meeting of the Board of Directors during the year. The Independent Directors considered the investment performance of two other closed-end investment companies managed by the Adviser, but noted that they are not directly comparable. The Independent Directors did not consider the performance of other accounts of the Adviser because there were no accounts similar enough to be relevant for performance purposes.

The reasonability of the management fee and fall-out benefits

The Independent Directors considered each Company’s management fee under the applicable New Agreement in comparison to the management fees of funds within the Company’s peer group. The Independent Directors also compared the fee structure under each New Agreement with that of various private funds and separately managed accounts (the “Other Accounts”) advised by the Adviser or its affiliates and concluded that the fee rate under each Current Agreement is lower than many of the Other Accounts because the Adviser charges a performance fee for many of the Other Accounts. The Independent Directors also considered the greater risks and burdens associated with managing the Companies. The Adviser’s successful handling of past market downturns and related leverage challenges, the administrative burden resulting from each Company’s tax complexities, each Company’s lower level of operating expenses (other than management fees), each Company’s participation in private investments, particularly “PIPE” transactions, the Adviser’s long standing relationships with management teams in the energy space, and the Adviser’s successful pricing and timing strategies related to the capital raising for each Company were also noted by the Independent Directors as relevant considerations in evaluating the reasonableness of the proposed management fee rates. The Independent Directors also discussed and are comfortable with the different contractual fee rates for KYN and KYE given differences in strategies and investments, and related differences in difficulties and complexities. Based on those comparisons, the Independent Directors concluded that the proposed management fees for each Company remain reasonable.

The extent to which economies of scale would be realized as the Company grows and whether fee levels reflect these economies of scale for the benefit of stockholders

The Independent Directors considered economies of scale that are being enjoyed by stockholders of the Companies. In this regard, they noted the extent to which operating expenses declined over the past several years and noted that the Adviser added professionals to its already robust and high-quality team, both of which represented a sharing of those economies of scale. The Independent Directors also considered further possible economies of scale that the Adviser could achieve in its management of the Companies. They considered the information provided by the Adviser relating to each Company’s operating expenses and information comparing the fee rate charged by the Adviser with fee rates charged by other unaffiliated investment advisers to their investment company clients. They also noted that beginning on October 1, 2012 with respect to KYN, which has a higher contractual advisory fee, the Adviser agreed to a breakpoint under the existing fee structure through an annual fee waiver agreement, and that the Adviser agreed to additional breakpoints effective December 11, 2014. These additional breakpoints would result in further reduction in the effective average fee rate as that Company grows. The Independent Directors also considered the Adviser’s commitment to retaining its current professional staff in a competitive environment for investment and compliance professionals. The Independent Directors concluded that the fee structure for each Company is reasonable in view of the information provided by the Adviser, including the additional breakpoints for KYN, which represent a sharing of the economies of scale that would result from substantial future growth of that Company. The Independent Directors then noted that they would continue to monitor and review further growth of the Companies in order to remain comfortable with the fee structure after any applicable future economies of scale.

The Independent Directors considered that the Adviser does not anticipate that there will be any material adverse change in the services provided to either Company or personnel who are engaged in the portfolio management activities for a Company as a result of the Transaction. In addition, the consensus of the Independent Directors, based on the information presented to them, was that there would be no “unfair burden” on either Company as a result of the Transaction within the meaning of Section 15(f) of the Investment Company Act. In particular, the Independent Directors considered that there would not be an increase in the contractual advisory fee applicable to either Company (nor a reduction in any fee waiver), or additional compensation paid by that Company to the Adviser or its affiliates, as a result of the Transaction. The Independent Directors considered that the terms of each New Agreement are substantially identical in all material respects to those of the corresponding Current Agreement.

The Independent Directors of each Company believe the approval of the applicable New Agreements would be in the best interests of each Company and of the stockholders of each Company. Approval of the New Agreements would allow the management of each Company to continue uninterrupted after the consummation of the Transaction. In addition, the Independent Directors believe that there may be the following potential additional benefits associated with the Transaction:

•

By combining with Ares, the Adviser would become part of a publicly traded firm, which will enhance the Adviser’s ability to retain key investment professionals. As part of the Transaction, the Adviser’s professionals will receive equity interests in Ares Management, or equity interests in certain subsidiaries thereof that are exchangeable for equity interests in Ares Management. These equity interests will be subject to certain forfeiture provisions upon resignation or certain other terminations of employment, and certain of the professionals who receive such interests will enter into non-compete agreements. Equity ownership in Ares Management would result in an alignment of interests between such professionals and the Adviser and serve as a powerful tool to incentivize and retain key employees;

•

As part of a much larger, more diversified investment organization, the Adviser will potentially have regular access to significantly broader areas of expertise and market intelligence, such as the domestic and international credit markets, private equity markets and real estate markets. Exposure to this expertise and market intelligence potentially will make the Adviser a better informed investor;

•

The Companies would potentially benefit from the Adviser’s being part of a much larger organization with greater resources. For example, after the Transaction, the Adviser and KACALP would have access to a much more robust corporate team (finance, accounting and corporate development) with in-depth expertise to support the Adviser’s professionals. The Adviser expects that Ares can also support the Adviser and the Companies with a robust sales force and investor relations effort.

The Independent Directors of the Companies also noted that there were no adverse effects expected for the Companies or their stockholders as a result of the Transactions or approval of the New Agreements. The terms of the New Agreements would be substantially identical to the Current Agreements (other than the commencement and renewal dates), and any applicable existing advisory fee waivers would remain in place for the initial two-year term of the New Agreements.

On the basis of these and other factors, each Board concluded that it would be in the best interests of each Company to continue to be advised by the Adviser, and voted unanimously, including the unanimous vote of the Independent Directors present at the Board Meeting, to approve the applicable New Agreement, including the management fees proposed in each New Agreement, in respect of each Company for a two-year period commencing immediately following the stockholder approval of the New Agreement and the consummation of the Transaction, and to recommend to stockholders of each Company that they approve each applicable New Agreement as well.

Section 15(f)

The Board has been informed that Ares and the Adviser have each agreed to take certain actions to comply with Section 15(f) of the Investment Company Act, as set forth in the Merger Agreement. Section 15(f) provides a non-exclusive “safe harbor” for an investment adviser or any affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser as long as two conditions are met. First, for a period of three years after the change of control, at least 75% of the directors of each Company must not be “interested persons” of the Adviser as defined in the Investment Company Act. Second, an “unfair burden” must not be imposed on either Company as a result of the Transaction or any express or implied terms, conditions, or understandings applicable to the Company. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the Transaction whereby an investment adviser or any interested person of any such adviser receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). Each Board has been advised that the Adviser, after due inquiry, does not believe that there will be, and is not aware of, any express or implied term, condition, arrangement, or understanding that would impose an “unfair burden” on either Company as a result of the change of control of the Adviser.

Vote Required and Recommendation

The affirmative vote of a majority of each Company’s outstanding voting securities (as defined in the Investment Company Act) is required to approve the applicable New Agreement with respect to such Company. The Investment Company Act defines a vote of a majority of a fund’s outstanding voting securities as the lesser of (i) 67% or more of the voting securities represented at the Meeting if more than

50% of the outstanding voting securities are so represented or (ii) more than 50% of the outstanding voting securities. If approved by stockholders, each New Agreement will take effect on the consummation of the Transaction. If the applicable New Agreement is not approved with respect to a Company, the applicable Current Agreement would automatically terminate on the consummation of the Transaction without a replacement agreement to take effect. In that event, the Board of Directors would consider various alternatives, such as again seeking stockholder approval of the applicable New Agreement or of a different agreement, allowing the Adviser to manage the affected Company at cost for a temporary period, hiring a transition manager or new manager, seeking stockholder approval of a reorganization or liquidating such Company. Alternatively, Ares may determine not to proceed with consummation of the Transaction if the New Agreements are not approved.

THE BOARD OF DIRECTORS OF KYN, INCLUDING THE INDEPENDENT DIRECTORS, BELIEVES THAT THE PROPOSAL TO APPROVE THE NEW KYN AGREEMENT IS IN THE BEST INTERESTS OF KYN AND ITS STOCKHOLDERS. THE BOARD RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

THE BOARD OF DIRECTORS OF KYE, INCLUDING THE INDEPENDENT DIRECTORS, BELIEVES THAT THE PROPOSAL TO APPROVE THE NEW KYE AGREEMENT IS IN THE BEST INTERESTS OF KYE AND ITS STOCKHOLDERS. THE BOARD RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

Other Matters to Come Before the Meeting

Under Maryland law, the only matters that may be acted on at a special meeting of stockholders are those stated in the Notice of Special Meeting. Accordingly, other than procedural matters relating to the proposals, no other business may properly come before the Meeting, Should any procedural matter requiring a vote of stockholders arise, it is the intention of the persons named in the proxy to vote in accordance with their discretion on such procedural matters.

Expenses

The Adviser and Ares will bear all costs and expenses associated with the Transaction, including the costs of holding the Meeting, the costs of this proxy solicitation and the incremental costs of mailing the Proxy Statement to stockholders of record as of the close of business on the record date. If the Transaction is consummated, Ares will bear the expenses related to obtaining stockholder approval from the respective Companies related to the Transaction, including proxy solicitation, printing, mailing, vote tabulation, and other proxy soliciting expenses, legal fees, and out-of-pocket expenses, in each case, subject to the terms of the Merger Agreement. If the Transaction is not consummated, Kayne Anderson and Ares, and/or their affiliates will each bear 50% of these costs, subject to the terms of the Merger Agreement. In either case, the Companies will not bear any of these costs.

Solicitation of Proxies

Solicitation will be primarily by mail and electronic communication, but officers of the respective Companies or regular employees of the Adviser may also solicit without compensation by telephone, electronic communication, or personal contact. Kayne Anderson has also retained to assist in the solicitation process.

Adviser

The Adviser, KA Fund Advisers, LLC, with its principal offices at 811 Main Street, 14th Floor, Houston, Texas 77002, acts as the investment adviser to the Companies, responsible for implementing and administering their investment strategy. The Adviser is a subsidiary of Kayne Anderson Capital Advisors, L.P., its managing member (“KACALP”). The Adviser and KACALP are both SEC-registered investment advisers. KACALP has one general partner, Kayne Anderson Investment Management, Inc., a Nevada corporation controlled by Richard A. Kayne through majority ownership of its holding company, and a number of individual limited partners.

As of March 31, 2015, Kayne Anderson and its affiliates had assets under management of approximately $26 billion, including approximately $21 billion in energy companies. Assets under management figures represent the sum of the net asset value of managed funds and accounts, the drawn and undrawn debt (at the fund level including amounts subject to restrictions), issued and outstanding senior securities and any net income tax liabilities and uncalled committed capital (including commitments to funds that have yet to commence their investment periods). Kayne Anderson has invested in MLPs and other midstream energy companies since 1998. In addition to the Companies, the Adviser manages two other publicly traded investment companies that invest in energy companies: Kayne Anderson Energy Development Company (NYSE: KED); and Kayne Anderson Midstream/Energy Fund, Inc. (NYSE: KMF). KED’s contractual management fee with the Adviser provides for a management fee at an annual rate of 1.75% of total assets, subject to a reduction of the rate down to 1.25% for a certain portion of the assets. KED’s total assets as of June 30, 2015 were $418 million. KMF’s contractual management fee with the Adviser provides for a management fee at an annual rate of 1.25%. KMF’s total assets as of June 30, 2015 were $1,083 million.

The following table provides the name and principal occupation of each executive officer of the Adviser. The business address of each executive officer of the Adviser is c/o Kayne Anderson, 811 Main Street 14th Floor, Houston, Texas 77002.

Officer	Principal Occupation(s) with the Adviser
Robert V. Sinnott	President.
Kevin S. McCarthy	Co-Managing Partner.
J. C. Frey	Co-Managing Partner and Assistant Secretary.
James C. Baker	Managing Director.
Terry A. Hart	Chief Financial Officer.
David J. Shladovsky	General Counsel and Secretary.
Michael J. O’Neil	Chief Compliance Officer.

Directors and Officers of KYN and KYE

The table below lists the current Directors and executive officers of each Company.

Name	Position with the Companies	Interest in the Adviser or its Affiliates
Kevin S. McCarthy	Chairman of the Board(1), President, Chief Executive Officer and Co-Portfolio Manager of KYN and KYE.	Managing Partner of KACALP. Co-Managing Partner of the Adviser. Chairman of the Board, President, Chief Executive Officer and Co-Portfolio Manager of KMF and KED.
Anne K. Costin	Director of KYN and KYE(2).	None
Steven C. Good	Director of KYN and KYE(2).	None
Gerald I. Isenberg	Director of KYN and KYE(2).	None
William H. Shea, Jr.	Director of KYN and KYE(2).	None
J.C. Frey	Co-Portfolio Manager to KYN and KYE. Executive Vice President, Assistant Secretary and Assistant Treasurer to KYN and KYE.	Managing Partner of KACALP. Co-Managing Partner and Assistant Secretary of the Adviser. Co-Portfolio Manager to KMF and KED. Executive Vice President, Assistant Secretary and Assistant Treasurer to KMF and KED.
James C. Baker	Executive Vice President of KYN and KYE.	Senior Managing Director of KACALP. Managing Director of the Adviser. Executive Vice President of KMF and KED.
Terry A. Hart	Chief Financial Officer and Treasurer of KYN and KYE.	Chief Financial Officer of the Adviser. Chief Financial Officer and Treasurer of KMF and KED.
Ron M. Logan, Jr.	Senior Vice President of KYN and KYE.	Senior Managing Director of KACALP and the Adviser. Senior Vice President of KMF and KED.
Jody C. Meraz	Vice President of KYN and KYE.	Managing Director of KACALP and the Adviser. Vice President of KMF and KED.
Michael J. O’Neil	Chief Compliance Officer of KYN and KYE.	Chief Compliance Officer of KACALP and the Adviser. Chief Compliance Officer of KMF and KED.
David J. Shladovsky	Corporate Secretary of KYN and KYE.	Managing Director and General Counsel of KACALP. General Counsel and Secretary of the Adviser. Corporate Secretary to KMF and KED.

(1)	Mr. McCarthy is an “interested person” of each Company by virtue of his employment relationship with, and/or ownership interest in, KACALP or the Adviser.

(2)	Indicates a Director who is an Independent Director of each Company.

Interested Persons of KYN and KYE

Mr. McCarthy, a Director of both KYN and KYE, is deemed to be an “interested person” of those Companies as defined in the Investment Company Act. His status as an interested person results from his current executive officer position and ownership interest in the Adviser, and his management role with the Adviser. Mr. McCarthy’s ownership interest with respect to the Kayne Anderson organization is less than 15%. Accordingly, he may be considered to have an interest with respect to the Proposal because the Adviser’s advisory services to the Company would continue if the New Agreements are approved and because of his receipt of a portion of the consideration in the Transaction corresponding to his ownership interest in the Kayne Anderson organization. Mr. McCarthy would also enter into an employment arrangement with an affiliate of Ares after the closing of the Transaction. Other than in connection with the Transactions as described above with respect to Mr. McCarthy, the Adviser and the Companies are not aware that any Directors have or had a material direct or indirect interest in any material transactions since the beginning of the most recently completed fiscal year, or in any material proposed transactions, in each case, to which the Adviser, Ares or their parents or subsidiaries was or is to be a party.

Control Persons and Principal Holders of Securities

Outstanding Stock

At the Record Date, each Company had the following numbers of shares of stock issued and outstanding:

Class of Stock	Shares Outstanding
	KYN	KYE
Common Stock	111,201,735	36,075,488
Preferred Stock	20,960,000	4,800,000

Total Shares	132,161,735	40,875,488

To the knowledge of each Company’s management, as of the Record Date, no current Director of the Company owned 1% or more of the outstanding shares of the Company, and the officers and Directors of the Company owned, as a group, less than 1% of the outstanding shares of the Company.

A stockholder who beneficially owns, directly or indirectly, more than 25% of a Company’s voting securities may be deemed a “control person” (as defined in the Investment Company Act) of the Company. To the knowledge of each Company, as of             , 2015, the persons on Appendix C-1 and C-2 owned beneficially more than 5% of the outstanding Common Stock and Preferred Stock of each Company.

ADMINISTRATOR

Ultimus Fund Solutions, LLC (the “Administrator”) provides certain administrative services for each Company, including but not limited to preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. The Administrator is located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

INDEPENDENT AUDITOR

PricewaterhouseCoopers LLP, located at 601 Figueroa, Los Angeles, California 90071, serves as the Company’s independent auditor.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g.,. brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, for each Company, a number of brokers with account holders who are the Company’s stockholders will be “householding” its proxy materials. These brokers will deliver a single copy of the Proxy Statement and other proxy materials to multiple stockholders sharing an address unless the brokers have received contrary instructions from the affected stockholders. If you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate copy of proxy materials and annual report, please notify your broker. Stockholders of each Company sharing an address who currently receive multiple copies of proxy materials and annual report of either Company at the same addresses and would like to request “householding” of their communications should contact their brokers.

STOCKHOLDER PROPOSALS

The Amended and Restated Bylaws currently in effect for each Company provide that in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at such meeting, which nomination or proposal is not to be included in the Company’s proxy statement, written notice containing the information required by the current Bylaws must be delivered to the Secretary of the Company at 811 Main Street, 14th Floor, Houston, Texas 77002, not later than 5:00 p.m., Central Time, on the 120th day, and not earlier than the 150th day, prior to the first anniversary of the date the proxy statement is released or mailed to the stockholders for the preceding year’s annual meeting; provided, however that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Central Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

The 2015 combined annual meeting of stockholders was held on June 17, 2015 and the date of mailing of the notice and the release of the proxy statement for that annual meeting was May 13, 2015. Accordingly, unless the 2016 annual meeting is advanced or delayed by more than 30 days from the first anniversary of the 2015 annual meeting, a stockholder nomination or proposal for either Company intended to be considered at the 2016 annual meeting must be received by the Secretary of the Company on or after December 13, 2016 and prior to 5:00 p.m., Central Time, on January 13, 2016. In addition, under the rules of the SEC, if a stockholder wishes to submit a proposal for possible inclusion in the 2016 proxy statement pursuant to Rule 14a–8(e) of the 1934 Act, the Company must receive it not less than 120 calendar days before the anniversary of the date the proxy statement was released to stockholders for the previous year’s annual meeting. Accordingly, a stockholder’s proposal under Rule 14a–8(e) must be received by the Company or before January 14, 2016 in order to be included in the proxy statement and proxy card for the 2016 annual meeting. All nominations and proposals must be in writing.

By Order of the Board of Directors of the Companies

David J. Shladovsky

Secretary

August     , 2015

APPENDIX B-1 (KYN)

KAYNE ANDERSON MLP INVESTMENT COMPANY

NEW INVESTMENT MANAGEMENT AGREEMENT

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KAYNE ANDERSON MLP INVESTMENT COMPANY

Investment Management Agreement

THIS INVESTMENT MANAGEMENT AGREEMENT (this “Agreement”) is made as of the             day of             , 20    , by and between Kayne Anderson MLP Investment Company, a Maryland corporation (hereinafter called the “Company”), and KA Fund Advisors, LLC, a Delaware limited liability company (hereinafter called the “Manager”).

WITNESSETH:

WHEREAS, the Company is a non-diversified, closed-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is engaged in the business of supplying investment advice, investment management and administrative services, as an independent contractor;

WHEREAS, the Company desires to retain the Manager to render advice and services to the Company pursuant to the terms and provisions of this Agreement, and the Manager is interested in furnishing said advice and services; and

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

1. Appointment of Manager. The Company hereby employs the Manager and the Manager hereby accepts such employment, to render investment advice and management services with respect to the assets of the Company for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Company’s Board of Directors (“the Board”).

2. Duties of Manager.

(a) General Duties. The Manager shall act as investment manager to the Company and shall supervise investments of the Company in accordance with the investment objectives, programs and restrictions of the Company as provided in the Company’s governing documents, including, without limitation, the Company’s Charter and Bylaws, or otherwise and such other limitations as the Board may impose from time to time in writing to the Manager. Without limiting the generality of the foregoing, the Manager shall: (i) furnish the Company with advice and recommendations with respect to the investment of the Company’s assets and the purchase and sale of portfolio securities for the Company, including the taking of such other steps as may be necessary to implement such advice and recommendations; (ii) furnish the Company with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Board may reasonably request; (iii) manage the investments of the Company, subject to the ultimate supervision and direction of the Board; (iv) provide persons satisfactory to the Board to act as officers and employees of the Company (such officers and employees, as well as certain directors, may be directors, officers, partners, or employees of the Manager or its affiliates); and (v) render to the Board such periodic and special reports with respect to the Company’s investment activities as the Board may reasonably request.

(b) Brokerage. The Manager shall place orders for the purchase and sale of securities either directly with the issuer or with a broker or dealer selected by the Manager. In placing the Company’s securities trades, it is recognized that the Manager will give primary consideration to securing the most favorable price and efficient execution, so that the Company’s total cost or proceeds in each transaction will be the most favorable under all the circumstances. Within the framework of this policy, the Manager may

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consider the financial responsibility, research and investment information, and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Manager may be a party.

It is also understood that it is desirable for the Company that the Manager have access to investment and market research and securities and economic analyses provided by brokers and others. It is also understood that brokers providing such services may execute brokerage transactions at a higher cost to the Company than might result from the allocation of brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the purchase and sale of securities for the Company may be made with brokers who provide such research and analysis, subject to review by the Board from time to time with respect to the extent and continuation of this practice to determine whether the Company benefits, directly or indirectly, from such practice. It is understood by both parties that the Manager may select broker-dealers for the execution of the Company’s portfolio transactions who provide research and analysis as the Manager may lawfully and appropriately use in its investment management and advisory capacities, whether or not such research and analysis may also be useful to the Manager in connection with its services to other clients.

On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Company as well as of other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Company and to such other clients.

(c) Administrative Services. The Manager shall oversee the administration of the Company’s business and affairs although the provision of administrative services, to the extent not covered by subparagraphs (a) or (b) above, is not the obligation of the Manager under this Agreement. Notwithstanding any other provisions of this Agreement, the Manager shall be entitled to reimbursement from the Company for all or a portion of the reasonable costs and expenses, including salary, associated with the provision by Manager of personnel to render administrative services to the Company.

3. Best Efforts and Judgment. The Manager shall use its best judgment and efforts in rendering the advice and services to the Company as contemplated by this Agreement.

4. Independent Contractor. The Manager shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Company in any way, or in any way be deemed an agent for the Company. It is expressly understood and agreed that the services to be rendered by the Manager to the Company under the provisions of this Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

5. Manager’s Personnel. The Manager shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Manager shall be deemed to include persons employed or retained by the Manager to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Manager or the Board may desire and reasonably request.

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6. Reports by Company to Manager. The Company will from time to time furnish to the Manager detailed statements of its investments and assets, and information as to its investment objective and needs, and will make available to the Manager such financial reports, proxy statements, legal and other information relating to the Company’s investments as may be in its possession or available to it, together with such other information as the Manager may reasonably request.

7. Expenses.

(a) With respect to the operation of the Company, the Manager is responsible for (i) the compensation of any of the Company’s directors, officers, and employees who are affiliates of the Manager (but not the compensation of employees performing services in connection with expenses which are the Company’s responsibility under Subparagraph 7(b) below) and (ii) providing office space and equipment reasonably necessary for the operation of the Company.

(b) The Company is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 7(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Company, including all fees and expenses of its custodian, stockholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its net asset value and of maintaining its books of account required under the 1940 Act; exchange listing fees; taxes, if any; expenditures in connection with meetings of the Company’s stockholders and Board that are properly payable by the Company; salaries and expenses of officers and fees and expenses of directors or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Manager; expenses of the Manager or of the Company’s directors, officers, and employees, including those who are affiliates of the Manager, reasonably incurred in connection with arranging, structuring or administering proposed and existing investments for the Company, which may be allocated to the Company on an equitable basis; insurance premiums on property or personnel of the Company which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Company or other communications for distribution to existing stockholders; legal, auditing and accounting fees; expenses associated with borrowing or leverage by the Company; marketing, advertising and public/investor relations expenses; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing stockholder accounts, including all charges for transfer, stockholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Company, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c) To the extent the Manager incurs any costs by assuming expenses which are an obligation of the Company as set forth herein, the Company shall promptly reimburse the Manager for such costs and expenses, except to the extent the Manager has otherwise agreed to bear such expenses. To the extent the services for which the Company is obligated to pay are performed by the Manager, the Manager shall be entitled to recover from the Company to the extent of the Manager’s actual costs for providing such services.

8. Investment Advisory and Management Fee.

(a) The Company shall pay to the Manager, and the Manager agrees to accept, as full compensation for all administrative and investment management and advisory services furnished or provided to the Company pursuant to this Agreement, a management fee, computed and paid quarterly at an annual rate of 1.375% of the total assets of the Company for such quarter.

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(b) Total assets for each quarterly period will be determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter (or as of the effective date of this Agreement). The Company’s total assets shall be equal to the Company’s average quarterly gross asset value (which includes assets attributable to or proceeds from the Company’s use of preferred stock, commercial paper or notes issuances and other borrowings), minus the sum of the Company’s accrued and unpaid dividends on any outstanding common stock and accrued and unpaid dividends on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Company and any accrued taxes). Liabilities associated with borrowing or leverage by the Company include the principal amount of any borrowings, commercial paper or notes issued by the Company, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company.

(c) The management fee may be amended in writing from time to time by the Company and the Manager.

(d) The Manager may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Company under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Manager hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a quarterly basis. Any fee withheld pursuant to this paragraph from the Manager shall be reimbursed by the Company to the Manager in the first, second or third (or any combination thereof) fiscal year next succeeding the fiscal year of the reduction to the extent approved by the Company’s disinterested directors. The Manager may not request or receive reimbursement for prior reductions or reimbursements before payment of the Company’s operating expenses for the current year and cannot cause the Company to exceed any more restrictive limitation to which the Manager has agreed in making such reimbursement.

(e) The Manager may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement prior to the time such compensation or reimbursement has accrued as a liability of the Company. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Manager hereunder.

9. Conflicts with Company’s Governing Documents and Applicable Laws. Nothing herein contained shall be deemed to require the Company to take any action contrary to the Company’s Charter, Bylaws, or any applicable statute or regulation, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Company.

10. Manager’s Liabilities.

(a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Manager, the Manager shall not be subject to liability to the Company or to any stockholder of the Company for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Company.

(b) The Company shall indemnify and hold harmless the Manager and the partners, members, officers and employees of the Manager and its general partner (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in

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connection therewith) arising out of the Indemnified Party’s performance or non-performance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(c) No provision of this Agreement shall be construed to protect any director or officer of the Company, or officer of the Manager (or its managers), from liability in violation of Sections 17(h) and (i) of the 1940 Act.

11. Non-Exclusivity. The Company’s employment of the Manager is not an exclusive arrangement, and the Company may from time to time employ other individuals or entities to furnish it with the services provided for herein.

12. Consent To The Use Of Name. The Manager hereby consents to the use by the Company of the name “Kayne Anderson” as part of the Company’s name; provided, however, that such consent shall be conditioned upon the employment of the Manager or one of its affiliates as the investment adviser of the Company. The name “Kayne Anderson” or any variation thereof may be used from time to time in other connections and for other purposes by the Manager and its affiliates and other investment companies that have obtained consent to the use of the name “Kayne Anderson”. The Manager shall have the right to require the Company to cease using the name “Kayne Anderson” as part of the Company’s name if the Company ceases, for any reason, to employ the Manager or one of its affiliates as the Company’s investment adviser. Future names adopted by the Company for itself, insofar as such names include identifying words requiring the consent of the Manager, shall be the property of the Manager and shall be subject to the same terms and conditions.

13. Term. This Agreement shall become effective upon approval by a vote of a majority of the outstanding voting securities of the Company at a meeting called for the purpose of voting on such approval or the later date of this Agreement, and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved for the Company at least annually by (i) the Board or by the vote of a majority of the outstanding voting securities of the Company and (ii) the vote of a majority of the directors who are not parties to this Agreement nor interested persons thereof (other than as directors of the Company), cast in person at a meeting called for the purpose of voting on such approval.

14. Termination. This Agreement may be terminated by the Company at any time without payment of any penalty, by the Board or by the vote of a majority of the outstanding voting securities of the Company, upon sixty (60) days’ written notice to the Manager, and by the Manager upon sixty (60) days’ written notice to the Company.

15. Termination by Assignment. This Agreement shall terminate automatically in the event of any assignment thereof, within the meaning of the 1940 Act.

16. Notice of Limited Liability. The Manager agrees that the Company’s obligations under this Agreement shall be limited to the Company and to its assets, and that the Manager shall not seek satisfaction of any such obligation from the shareholders of the Company nor from any director, officer, employee or agent of the Company.

17. Amendment. No amendment of this Agreement shall be effective unless it is in writing and signed by the parties hereto.

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18. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

19. Definitions. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the 1940 Act.

20. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

21. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Maryland without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Investment Advisers Act of 1940 and any rules and regulations promulgated thereunder.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all on the day and year written on the first page of this Agreement.

KAYNE ANDERSON MLP INVESTMENT COMPANY	KA FUND ADVISORS, LLC

By:	By:
Name: Kevin S. McCarthy Title: Chairman, Chief Executive Officer and President	Name: Title:

APPENDIX B-2 (KYE)

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NEW INVESTMENT MANAGEMENT AGREEMENT

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

Investment Management Agreement

THIS INVESTMENT MANAGEMENT AGREEMENT (this “Agreement”) is made as of the             day of             , 20    , by and between Kayne Anderson Energy Total Return Fund, Inc., a Maryland corporation (hereinafter called the “Company”), and KA Fund Advisors, LLC, a Delaware limited liability company (hereinafter called the “Manager”).

WITNESSETH:

WHEREAS, the Company is a non-diversified, closed-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is engaged in the business of supplying investment advice, investment management and administrative services, as an independent contractor; and

WHEREAS, the Company desires to retain the Manager to render advice and services to the Company pursuant to the terms and provisions of this Agreement, and the Manager is interested in furnishing said advice and services; and

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

1. Appointment of Manager. The Company hereby employs the Manager and the Manager hereby accepts such employment, to render investment advice and management services with respect to the assets of the Company for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Company’s Board of Directors (“the Board”).

2. Duties of Manager.

(a) General Duties. The Manager shall act as investment manager to the Company and shall supervise investments of the Company in accordance with the investment objectives, programs and restrictions of the Company as provided in the Company’s governing documents, including, without limitation, the Company’s Charter and Bylaws, or otherwise and such other limitations as the Board may impose from time to time in writing to the Manager. Without limiting the generality of the foregoing, the Manager shall: (i) furnish the Company with advice and recommendations with respect to the investment of the Company’s assets and the purchase and sale of portfolio securities for the Company, including the taking of such other steps as may be necessary to implement such advice and recommendations; (ii) furnish the Company with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Board may reasonably request; (iii) manage the investments of the Company, subject to the ultimate supervision and direction of the Board; (iv) provide persons satisfactory to the Board to act as officers and employees of the Company (such officers and employees, as well as certain directors, may be directors, officers, partners, or employees of the Manager or its affiliates); and (v) render to the Board such periodic and special reports with respect to the Company’s investment activities as the Board may reasonably request.

(b) Brokerage. The Manager shall place orders for the purchase and sale of securities either directly with the issuer or with a broker or dealer selected by the Manager. In placing the Company’s securities trades, it is recognized that the Manager will give primary consideration to securing the most favorable price and efficient execution, so that the Company’s total cost or proceeds in each transaction will be the most favorable under all the circumstances. Within the framework of this policy, the Manager may

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consider the financial responsibility, research and investment information, and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Manager may be a party.

It is also understood that it is desirable for the Company that the Manager have access to investment and market research and securities and economic analyses provided by brokers and others. It is also understood that brokers providing such services may execute brokerage transactions at a higher cost to the Company than might result from the allocation of brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the purchase and sale of securities for the Company may be made with brokers who provide such research and analysis, subject to review by the Board from time to time with respect to the extent and continuation of this practice to determine whether the Company benefits, directly or indirectly, from such practice. It is understood by both parties that the Manager may select broker-dealers for the execution of the Company’s portfolio transactions who provide research and analysis as the Manager may lawfully and appropriately use in its investment management and advisory capacities, whether or not such research and analysis may also be useful to the Manager in connection with its services to other clients.

On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Company as well as of other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Company and to such other clients.

(c) Administrative Services. The Manager shall oversee the administration of the Company’s business and affairs although the provision of administrative services, to the extent not covered by subparagraphs (a) or (b) above, is not the obligation of the Manager under this Agreement. Notwithstanding any other provisions of this Agreement, the Manager shall be entitled to reimbursement from the Company for all or a portion of the reasonable costs and expenses, including salary, associated with the provision by Manager of personnel to render administrative services to the Company.

3. Best Efforts and Judgment. The Manager shall use its best judgment and efforts in rendering the advice and services to the Company as contemplated by this Agreement.

4. Independent Contractor. The Manager shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Company in any way, or in any way be deemed an agent for the Company. It is expressly understood and agreed that the services to be rendered by the Manager to the Company under the provisions of this Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

5. Manager’s Personnel. The Manager shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Manager shall be deemed to include persons employed or retained by the Manager to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Manager or the Board may desire and reasonably request.

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6. Reports by Company to Manager. The Company will from time to time furnish to the Manager detailed statements of its investments and assets, and information as to its investment objective and needs, and will make available to the Manager such financial reports, proxy statements, legal and other information relating to the Company’s investments as may be in its possession or available to it, together with such other information as the Manager may reasonably request.

7. Expenses.

(a) With respect to the operation of the Company, the Manager is responsible for (i) the compensation of any of the Company’s directors, officers, and employees who are affiliates of the Manager (but not the compensation of employees performing services in connection with expenses which are the Company’s responsibility under Subparagraph 7(b) below) and (ii) providing office space and equipment reasonably necessary for the operation of the Company.

(b) The Company is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 7(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Company, including all fees and expenses of its custodian, stockholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its net asset value and of maintaining its books of account required under the 1940 Act; exchange listing fees; taxes, if any; expenditures in connection with meetings of the Company’s stockholders and Board that are properly payable by the Company; salaries and expenses of officers and fees and expenses of directors or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Manager; expenses of the Manager or of the Company’s directors, officers, and employees, including those who are affiliates of the Manager, reasonably incurred in connection with arranging, structuring or administering proposed and existing investments for the Company, which may be allocated to the Company on an equitable basis; insurance premiums on property or personnel of the Company which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Company or other communications for distribution to existing stockholders; expenses associated with borrowing or leverage by the Company; marketing, advertising and public/investor relations expenses; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing stockholder accounts, including all charges for transfer, stockholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Company, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

(c) To the extent the Manager incurs any costs by assuming expenses which are an obligation of the Company as set forth herein, the Company shall promptly reimburse the Manager for such costs and expenses, except to the extent the Manager has otherwise agreed to bear such expenses. To the extent the services for which the Company is obligated to pay are performed by the Manager, the Manager shall be entitled to recover from the Company to the extent of the Manager’s actual costs for providing such services.

8. Investment Advisory and Management Fee.

(a) The Company shall pay to the Manager, and the Manager agrees to accept, as full compensation for all administrative and investment management and advisory services furnished or provided to the Company pursuant to this Agreement, a management fee, computed and paid monthly at an annual rate of 1.25% of the total assets of the Company for such month.

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(b) Total assets for each monthly period will be determined by averaging the total assets at the last business day of that month with the total assets at the last business day of the prior month (or as of the commencement of operations for the initial period if a partial month). The Company’s total assets shall be equal to the Company’s average monthly gross asset value (which includes assets attributable to or proceeds from the Company’s use of preferred stock, commercial paper or notes issuances and other borrowings), minus the sum of the Company’s accrued and unpaid dividends on any outstanding common stock and accrued and unpaid dividends on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Company and any accrued taxes). Liabilities associated with borrowing or leverage by the Company include the principal amount of any borrowings, commercial paper or notes issued by the Company, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company.

(c) The management fee may be amended in writing from time to time by the Company and the Manager.

(d) The Manager may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Company under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Manager hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis. Any fee withheld pursuant to this paragraph from the Manager shall be reimbursed by the Company to the Manager in the first, second or third (or any combination thereof) fiscal year next succeeding the fiscal year of the reduction to the extent approved by the Company’s disinterested directors. The Manager may not request or receive reimbursement for prior reductions or reimbursements before payment of the Company’s operating expenses for the current year and cannot cause the Company to exceed any more restrictive limitation to which the Manager has agreed in making such reimbursement.

(e) The Manager may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement prior to the time such compensation or reimbursement has accrued as a liability of the Company. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Manager hereunder.

9. Conflicts with Company’s Governing Documents and Applicable Laws. Nothing herein contained shall be deemed to require the Company to take any action contrary to the Company’s Charter, Bylaws, or any applicable statute or regulation, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Company.

10. Manager’s Liabilities.

(a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Manager, the Manager shall not be subject to liability to the Company or to any stockholder of the Company for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Company.

(b) The Company shall indemnify and hold harmless the Manager and the partners, members, officers and employees of the Manager and its general partner (any such person, an “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and

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defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party’s performance or non-performance of any duties under this Agreement provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement.

(c) No provision of this Agreement shall be construed to protect any director or officer of the Company, or officer of the Manager (or its managers), from liability in violation of Sections 17(h) and (i) of the 1940 Act.

11. Non-Exclusivity. The Company’s employment of the Manager is not an exclusive arrangement, and the Company may from time to time employ other individuals or entities to furnish it with the services provided for herein.

12. Consent To The Use Of Name. The Manager hereby consents to the use by the Company of the name “Kayne Anderson” as part of the Company’s name; provided, however, that such consent shall be conditioned upon the employment of the Manager or one of its affiliates as the investment adviser of the Company. The name “Kayne Anderson” or any variation thereof may be used from time to time in other connections and for other purposes by the Manager and its affiliates and other investment companies that have obtained consent to the use of the name “Kayne Anderson”. The Manager shall have the right to require the Company to cease using the name “Kayne Anderson” as part of the Company’s name if the Company ceases, for any reason, to employ the Manager or one of its affiliates as the Company’s investment adviser. Future names adopted by the Company for itself, insofar as such names include identifying words requiring the consent of the Manager, shall be the property of the Manager and shall be subject to the same terms and conditions.

13. Term. This Agreement shall become effective upon approval by a vote of a majority of the outstanding voting securities of the Company at a meeting called for the purpose of voting on such approval or the later date of this Agreement, and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved for the Company at least annually by (i) the Board or by the vote of a majority of the outstanding voting securities of the Company and (ii) the vote of a majority of the directors who are not parties to this Agreement nor interested persons thereof (other than as directors of the Company), cast in person at a meeting called for the purpose of voting on such approval.

14. Termination. This Agreement may be terminated by the Company at any time without payment of any penalty, by the Board or by the vote of a majority of the outstanding voting securities of the Company, upon sixty (60) days’ written notice to the Manager, and by the Manager upon sixty (60) days’ written notice to the Company.

15. Termination by Assignment. This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act.

16. Transfer, Assignment. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged without the affirmative vote or written consent of the holders of a majority of the outstanding voting securities of the Company.

17. Notice of Limited Liability. The Manager agrees that the Company’s obligations under this Agreement shall be limited to the Company and to its assets, and that the Manager shall not seek satisfaction of any such obligation from the shareholders of the Company nor from any director, officer, employee or agent of the Company.

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18. Amendment. No amendment of this Agreement shall be effective unless it is in writing and signed by the parties hereto.

19. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

20. Definitions. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the 1940 Act.

21. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

22. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Maryland without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Investment Advisers Act of 1940 and any rules and regulations promulgated thereunder.

[Signature Page Follows]

15

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all on the day and year written on the first page of this Agreement.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.	KA FUND ADVISORS, LLC

By:	By:
Name: Kevin S. McCarthy Title: Chairman, Chief Executive Officer and President	Name: Title:

APPENDIX C-1 (KYN)

LISTS OF > 5% STOCKHOLDERS

APPENDIX C-2 (KYE)

LISTS OF > 5% STOCKHOLDERS

APPENDIX A

PROXY MATERIALS

PROXY	PROXY

TOLL FREE NUMBER: 1-XXX-XXX-XXXX

Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting of Stockholders. The Proxy Statement is Available at:

http://www.kaynefunds.com/kyn/sec-filings

FOLD AND DETACH HERE

KAYNE ANDERSON MLP INVESTMENT COMPANY

Special Meeting of Stockholders of Kayne Anderson MLP Investment Company-                  2015

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF KYN

The undersigned stockholder of Kayne Anderson MLP Investment Company (the “Company” or “KYN”) hereby appoints David J. Shladovsky and James C. Baker, and each of them, with power to act without the other and with power of substitution, as proxies and hereby authorizes them to attend the Special Meeting of Stockholders of the Company (the “Meeting”) to be held on                      , 2015 at the principal executive offices of the Company located at 811 Main Street, 14th Floor, Houston, Texas 77002, or at any other location, any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting, and to otherwise represent the undersigned at the Meeting, with all powers which the undersigned would possess if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Meeting and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the other side. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” the approval of the New KYN Investment Management Agreement. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Meeting or any adjournment or postponement thereof.

Address Change/Comments

(Mark the corresponding box on the reverse side)

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY

We encourage you to take advantage of internet or telephone voting.

Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 11:59 p.m. Eastern Time the day prior to the Stockholder Meeting Date.

Internet Information:

Telephone Information:

☐	CHECK HERE IF YOU PLAN TO ATTEND THE MEETING. ( PERSON(S) WILL ATTEND.)

FOLD AND DETACH HERE

Please indicate your vote by marking the appropriate box.	Example: ☒

THE BOARD OF DIRECTORS OF KYN RECOMMENDS A VOTE FOR THE PROPOSAL.

FOR approval of the new investment management agreement by and between KA Fund Advisors, LLC and Kayne Anderson MLP Investment Company.

☐ FOR	☐ AGAINST	☐ ABSTAIN

NOTE: This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian, or in some representative capacity or as an officer of a corporation, please add full titles. Joint owners should each sign; however, a proxy with respect to shares held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of such proxy, the Company receives specific written notice to the contrary from any one of them.

Signature	Signature	Date

IN ORDER TO AVOID THE DELAY AND EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE SIGN AND DATE BELOW BEFORE MAILING.

PROXY	PROXY

TOLL FREE NUMBER: 1-XXX-XXX-XXXX

Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting of Stockholders. The Proxy Statement is Available at:

http://www.kaynefunds.com/kye/sec-filings

FOLD AND DETACH HERE

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

Special Meeting of Stockholders of Kayne Anderson Energy Total Return Fund, Inc.-                  2015

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF KYE

The undersigned, stockholder of Kayne Anderson Energy Total Return Fund, Inc. (the “Company” or “KYE”) hereby appoints David J. Shladovsky and James C. Baker, and each of them, with power to act without the other and with power of substitution, as proxies and hereby authorizes them to attend the Special Meeting of Stockholders of the Company (the “Meeting”) to be held on                      , 2015 at the principal executive offices of the Company located at 811 Main Street, 14th Floor, Houston, Texas 77002, or at any other location, any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting, and to otherwise represent the undersigned at the Meeting, with all powers which the undersigned would possess if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Meeting and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the other side. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “FOR” the approval of the New KYE Investment Management Agreement. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Meeting or any adjournment or postponement thereof.

Address Change/Comments

(Mark the corresponding box on the reverse side)

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY

We encourage you to take advantage of internet or telephone voting.

Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 11:59 p.m. Eastern Time the day prior to the Stockholder Meeting Date.

Internet Information:

Telephone Information:

☐	CHECK HERE IF YOU PLAN TO ATTEND THE MEETING. ( PERSON(S) WILL ATTEND.)

FOLD AND DETACH HERE

Please indicate your vote by marking the appropriate box.	Example: ☒

THE BOARD OF DIRECTORS of KYE RECOMMENDS A VOTE FOR THE PROPOSAL.

FOR approval of the new investment management agreement by and between with KA Fund Advisors, LLC and Kayne Anderson Energy Total Return Fund Inc.

☐ FOR	☐ AGAINST	☐ ABSTAIN

NOTE: This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian, or in some representative capacity or as an officer of a corporation, please add full titles. Joint owners should each sign; however, a proxy with respect to shares held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of such proxy, the Company receives specific written notice to the contrary from any one of them.

Signature	Signature	Date

IN ORDER TO AVOID THE DELAY AND EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY AS SOON

AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES

YOU OWN. PLEASE SIGN AND DATE BELOW BEFORE MAILING.